UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 18, 2013

COMM 2013-CCRE13 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
KeyBank National Association
Liberty Island Group I LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-184376-10	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about December 20, 2013, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2013-CCRE13 (the “Certificates”), is expected to be issued by COMM 2013-CCRE13 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2013 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class SLG, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 20, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 53 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 73 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated December 13, 2013, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated December 13, 2013, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association(“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated December 13, 2013, between the Registrant and KeyBank; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated December 13, 2013, between the Registrant, Liberty Island and Liberty Island Group LLC.

Certain of the Mortgage Loans sold to the Issuing Entity by KeyBank will be primary servicer pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, and attached hereto as Exhibit 99.5.

Certain of the Mortgage Loans sold to the Issuing Entity by Liberty Island will be primary servicer pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer, and attached hereto as Exhibit 99.6.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 13, 2013, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., Nomura Securities International, Inc. and Wells Fargo Securities, LLC pursuant to a Certificate Purchase Agreement, dated as of December 13, 2013, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., Nomura Securities International, Inc. and Wells Fargo Securities, LLC, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 13, 2013, supplementing the Prospectus dated October 21, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.

99.2	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and GACC.

99.3	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank.

99.4	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island and Liberty Island Group LLC.

99.5	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

99.6	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  December 18, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Nomura Securities International, Inc. and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.

99.2	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and GACC.

99.3	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank.

99.4	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island and Liberty Island Group LLC.

99.5	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

99.6	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.